                              JOINT FILING INFORMATION

Reporting Person:      QIH MANAGEMENT INVESTOR L.P.

Address:               888 SEVENTH AVENUE
                       33RD FLOOR
                       NEW YORK, NY 10106

Designated Filer:      QUANTUM INDUSTRIAL PARTNERS LDC ET AL

Issuer and Symbol:     BLUEFLY INC (BLFY)

Date of Event
Requiring Statement:   5/23/2013

Signature:             /s/ Jodye Anzalotta as Assistant General Counsel of
                       Soros Fund Management LLC, which is the Managing
                       Member of QIH Management LLC, which is the general
                       partner of QIH Management Investor, L.P.
                       ---------------------------------------------------------
                       Jodye Anzalotta, as Assistant General Counsel of
                       Soros Fund Management LLC, which is the Managing
                       Member of QIH Management LLC, which is the
                       general partner of QIH Management Investor, L.P.

Reporting Person:      QIH MANAGEMENT LLC

Address:               888 SEVENTH AVENUE
                       33RD FLOOR
                       NEW YORK, NY 10106

Designated Filer:      QUANTUM INDUSTRIAL PARTNERS LDC ET AL

Issuer and Symbol:     BLUEFLY INC (BLFY)

Date of Event
Requiring Statement:   5/23/2013

Signature:             /s/ Jodye Anzalotta, as Assistant General Counsel of
                       Soros Fund Management LLC, which is the Managing
                       Member of QIH Management LLC
                       ---------------------------------------------------------
                       Jodye Anzalotta, as Assistant General Counsel of
                       Soros Fund Management LLC, which is the Managing
                       Member of QIH Management LLC

Reporting Person:      SOROS FUND MANAGEMENT LLC

Address:               888 SEVENTH AVENUE
                       33RD FLOOR
                       NEW YORK, NY 10106

Designated Filer:      QUANTUM INDUSTRIAL PARTNERS LDC ET AL

Issuer and Symbol:     BLUEFLY INC (BLFY)

Date of Event
Requiring Statement:   5/23/2013

Signature:             /s/ Jodye Anzalotta, as Assistant General Counsel of
                       Soros Fund Management LLC
                       -------------------------------------------------------
                       Jodye Anzalotta, as Assistant General Counsel of
                       Soros Fund Management LLC